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                                  SKYLINE FUND

    Skyline Special Equities Portfolio (the "Portfolio") will close to new investors when the Portfolio reaches approximately $250 million in net assets. Skyline Fund's Board of Trustees concluded that it is in the best interest of the shareholders to limit the assets in the Portfolio. SHAREHOLDERS WILL NOT BE INFORMED IN ADVANCE OF THE DATE ON WHICH THE PORTFOLIO WILL CLOSE.

    All persons owning shares of the Portfolio as of the date on which the Portfolio stops accepting new investments (the "Closing Date") may continue to add to their existing accounts after the Closing Date. In addition, the following persons may continue to open new accounts after the Closing Date:

-  persons owning shares of the Portfolio as of the Closing Date

- clients of any financial advisor or planner who has $250,000 or more of client assets invested in the Portfolio as of the Closing Date

- clients of Mesirow Asset Management, Inc., Skyline Fund's former investment adviser, and Mesirow Financial, Inc., Skyline Fund's former distributor

- employee benefit plans that have advised the Fund that the Portfolio has been selected as an investment alternative under the plan, and as to which selection the Fund has agreed, before the Closing Date, even if investments in the Portfolio have not begun as of the Closing Date

- the Fund's trustees and members of their immediate families, and the Adviser's employees and members of their immediate families

- retirement plan accounts (including ERISA accounts and IRAs) for the Adviser's employees, the Fund's trustees, and members of their immediate families

- retirement plans sponsored by the Adviser or Affiliated Managers Group, Inc., the general partner of the Adviser, in which the Adviser's employees are eligible to participate

- members of Skyline Growth Fund, L.L.C., a private investment company managed by the Adviser

- persons who are transferring or rolling over into a Skyline Fund IRA assets from an employee benefit plan through which they held shares of the Portfolio, or investing part or all of the proceeds of a distribution from a plan through which the person held shares of the Portfolio which does not permit transfers or rollovers

    Effective as of the Closing Date, the Exchange Privilege may be used to exchange into Special Equities Portfolio only if you would be eligible to invest in the Portfolio under the guidelines described above.

       Supplement dated January 10, 1997 to Prospectus dated May 1, 1996